SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)  March 31, 1998

                     The Money Store Investment Corporation
                        The Money Store of New York Inc.
             (Exact name of registrant as specified in its charter)


              *                     333-32775                 *
(State or other jurisdiction of     (Commission         (IRS Employer
 incorporation)                      File Number)         ID Number)


  2840 Morris Avenue, Union, New Jersey                   07083
 (Address of principal executive offices)                (Zip Code)

Registrant's Telephone Number,
 including area code:                             (908) 686-2000

                                       N/A
         (Former name or former address, if changed since last report)

*        See Schedule A attached hereto.

Item 5.   OTHER EVENTS

          The Sellers listed on Schedule A (the "Sellers") and certain of their affiliates, registered issuances of up to $10,000,000,000 principal amount of TMS Asset Backed Notes and Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-32775) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, the Sellers caused a trust (the "Trust") to issue $90,000,000 aggregate principal amount of The Money Store SBA Loan-Backed Adjustable Rate Certificates, Series 1998-1 (the "Certificates") on March 31, 1998 (the "Closing Date"). This Current Report on Form 8-K is being filed to file a detailed description of the Loans transferred to the Trust on the Closing Date, a copy of the Underwriting Agreement, including the related Pricing Agreement and a copy of the Pooling and Servicing Agreement.

          Capitalized terms not defined herein have the meanings assigned in the Pooling and Servicing Agreement attached hereto as Exhibit 4.1.

CERTAIN CHARACTERISTICS OF THE LOANS

________________________________________________________________________________

     -  MONSBA8A
     -  Small Business Administration Loans
     -  Cutoff Date -   02/28/98
     -  $71,365,826.41
________________________________________________________________________________

Index:                                                    Prime Rate

Number of Mortgage Loans:                                        553

Aggregate Unpaid Unguaranteed Principal Balance:      $71,365,826.41

Average Unpaid Unguaranteed Principal Balance:           $129,052.13
Maximum Unpaid Unguaranteed Principal Balance:           $950,011.00
Minimum Unpaid Unguaranteed Principal Balance:             $9,804.85

Aggregate Original Unguaranteed Principal Balance:    $71,628,771.96

Average Original Unguaranteed Principal Balance:         $129,527.62
Maximum Original Unguaranteed Principal Balance:         $950,129.99
Minimum Original Unguaranteed Principal Balance:          $10,000.00

Aggregate Unpaid Principal (Ung+Guar) Balance:       $240,248,228.96

Average Unpaid Principal Balance:                        $434,445.26
Maximum Unpaid Principal Balance:                      $1,700,000.00
Minimum Unpaid Principal Balance:                         $49,024.26

Aggregate Original Principal (Ung+Guar) Balance:     $241,179,423.00

Aggregate Unpaid Guaranteed Principal Balance:       $168,876,847.74

Aggregate Original Guaranteed Principal Balance:     $169,550,651.05

Weighted Average Coupon:                                     10.528%
Gross Coupon Range:                                9.500% -  11.250%

Weighted Average Excess Interest on the Guaranteed Portion
Available for the Unguaranteed Portion:                       1.352%
Excess Interest on the Guaranteed Portion Range:   0.000% -   5.000%

Weighted Average Months to Maturity:                         230.851
Maturity Range:                                            80  - 300

Weighted Average Age in Months:                                2.066
Age Range:                                                  0  -   8

Weighted Average Original Term:                              232.917
Original Term Range:                                       84  - 300

Weighted Average Number of Months Until
Next Interest Roll Date:                                       1.000
Range:                                                      1  -   1

Weighted Average Gross Margin:                                2.030%
Gross Margin Range:                                1.000% -   2.750%

Aggregate Guaranteed Percentage Range:                       70.293%

Aggregate Unguaranteed Percentage Range:                     29.705%

Weighted Average Disc. Orig. LTV:                           442.064%
Disc. Orig. LTV Range:                           29.919% -16388.891%

Weighted Average Undisc. Orig. LTV:                          94.400%
Undisc. Orig. LTV Range:                          2.420% - 3759.500%

Weighted Average Debt Service Coverage Ratio:                  1.439
Debt Service Coverage Ratio Range:                  0.090 -    8.600

Weighted Average Life Floor:                                  3.079%
Life Floor Range:                                  1.000% -   6.250%

Weighted Average Life Cap (Gross):                           15.593%
Life Cap Range:                                   15.000% -  16.250%
_______________________________________________________________________________


                                    GROSS INTEREST RATE RANGE


                                                                  Percentage of
              Gross                              Aggregate        Cut-Off Date
          Interest Rate            Number of  Current Unguar.    Current Unguar.    Percentage of
              Range                  Loans   Principal Balance  Principal Balance    Loan Count

 9.00% * Gross Coupon *=  9.50%          2          278,127.12         0.39               .36
 9.50% * Gross Coupon *= 10.00%         58       12,520,113.33        17.54             10.49
10.00% * Gross Coupon *= 10.50%        203       31,782,722.88        44.53             36.71
10.50% * Gross Coupon *= 11.00%        217       22,222,003.77        31.14             39.24
11.00% * Gross Coupon *= 11.50%         73        4,562,859.31         6.39             13.20
_______________________________________________________________________________________________
Total..........                        553     $ 71,365,826.41       100.00%           100.00%
===============================================================================================
* = Less Than


                                   ORIGINAL TERM


                                                                  Percentage of
                                                 Aggregate        Cut-Off Date
                                   Number of  Current Unguar.    Current Unguar.    Percentage of
      Original Term                  Loans   Principal Balance  Principal Balance    Loan Count

 72 * Orig. Term *=  84                 14          832,054.18         1.17%             2.53
 84 * Orig. Term *=  96                 15          610,807.77         0.86%             2.71
 96 * Orig. Term *= 108                 19        1,061,286.28         1.49%             3.44
108 * Orig. Term *= 120                174       13,593,449.26        19.05%            31.46
120 * Orig. Term *= 132                  5          305,609.20         0.43%              .90
132 * Orig. Term *= 144                  8          982,667.69         1.38%             1.45
144 * Orig. Term *= 156                  7          868,311.99         1.22%             1.27
156 * Orig. Term *= 168                  5          626,760.57         0.88%              .90
168 * Orig. Term *= 180                 16        2,759,528.08         3.87%             2.89
180 * Orig. Term *= 192                 15        2,292,012.88         3.21%             2.71
192 * Orig. Term *= 204                  9          880,980.38         1.23%             1.63
204 * Orig. Term *= 216                 10        1,104,705.01         1.55%             1.81
216 * Orig. Term *= 228                 10        1,549,516.65         2.17%             1.81
228 * Orig. Term *= 240                 29        3,878,709.24         5.43%             5.24
240 * Orig. Term *= 252                 15        2,058,226.02         2.88%             2.71
252 * Orig. Term *= 264                 16        2,119,255.69         2.97%             2.89
264 * Orig. Term *= 276                 24        4,472,845.26         6.27%             4.34
276 * Orig. Term *= 288                 18        3,110,781.18         4.36%             3.25
288 * Orig. Term *= 300                144       28,258,319.08        39.60%            26.04
_______________________________________________________________________________________________
Total............                      553       71,365,826.41       100.00%           100.00%
===============================================================================================
* = Less Than


                                           AGE OF LOAN


                                                                  Percentage of
                                                 Aggregate        Cut-Off Date
                                   Number of  Current Unguar.    Current Unguar.    Percentage of
           Age                       Loans   Principal Balance  Principal Balance    Loan Count

      Age  =   0                       129       16,773,374.09        23.50%            23.33
  1 * Age *=  12                       424       54,592,452.32        76.50%            76.67
_______________________________________________________________________________________________
Total............                      553       71,365,826.41       100.00%           100.00%
===============================================================================================
* = Less Than


                                REMAINING MONTHS TO STATED MATURITY


                                                                  Percentage of
                                                 Aggregate        Cut-Off Date
                                   Number of  Current Unguar.    Current Unguar.    Percentage of
      Remaining Term                 Loans   Principal Balance  Principal Balance    Loan Count

 72 * Rem Term *=  84                   14          832,054.18         1.17%             2.53
 84 * Rem Term *=  96                   15          610,807.77         0.86%             2.71
 96 * Rem Term *= 108                   19        1,061,286.28         1.49%             3.44
108 * Rem Term *= 120                  174       13,593,449.26        19.05%            31.46
120 * Rem Term *= 132                    5          305,609.20         0.43%              .90
132 * Rem Term *= 144                    8          982,667.69         1.38%             1.45
144 * Rem Term *= 156                    7          868,311.99         1.22%             1.27
156 * Rem Term *= 168                    5          626,760.57         0.88%              .90
168 * Rem Term *= 180                   16        2,759,528.08         3.87%             2.89
180 * Rem Term *= 192                   15        2,292,012.88         3.21%             2.71
192 * Rem Term *= 204                    9          880,980.38         1.23%             1.63
204 * Rem Term *= 216                   10        1,104,705.01         1.55%             1.81
216 * Rem Term *= 228                   10        1,549,516.65         2.17%             1.81
228 * Rem Term *= 240                   29        3,878,709.24         5.43%             5.24
240 * Rem Term *= 252                   15        2,058,226.02         2.88%             2.71
252 * Rem Term *= 264                   16        2,119,255.69         2.97%             2.89
264 * Rem Term *= 276                   24        4,472,845.26         6.27%             4.34
276 * Rem Term *= 288                   18        3,110,781.18         4.36%             3.25
288 * Rem Term *= 300                  144       28,258,319.08        39.60%            26.04
_______________________________________________________________________________________________
Total............                      553       71,365,826.41       100.00%           100.00%
===============================================================================================
* = Less Than


                                            YEARS OF ORIGINATION


                                                                    Percentage of
                                    Number of      Aggregate        Cut-Off Date
  Year of                           Mortgage    Current Unguar.    Current Unguar.  Percentage of
Origination                           Loans    Principal Balance  Principal Balance  Loan Count

    1997                                406       52,577,799.63         73.67           73.42
    1998                                147       18,788,026.78         26.33           26.58
______________________________________________________________________________________________________
Total.................                  553   $   71,365,826.41        100.00%         100.00%
======================================================================================================

                                            DISTRIBUTION OF
                                                  MARGINS


                                                                      Percentage of
                                                    Aggregate         Cut-Off Date
        Gross                      Number of     Current Unguar.     Current Unguar.    Percentage of
        Margin                       Loans      Principal Balance   Principal Balance    Loan Count

 0.5 * Margin *=  1.0                    2            278,127.12           0.39               .36
 1.0 * Margin *=  1.5                   58         12,520,113.33          17.54             10.49
 1.5 * Margin *=  2.0                  203         31,782,722.88          44.53             36.71
 2.0 * Margin *=  2.5                  216         22,204,003.77          31.11             39.06
 2.5 * Margin *=  3.0                   74          4,580,859.31           6.42             13.38
______________________________________________________________________________________________________
Total.................                 553     $   71,365,826.41         100.00%           100.00%
======================================================================================================
* = Less Than



                                   LOAN SUMMARY STRATIFIED BY LIFE FLOOR


                                                                      Percentage of
                                                    Aggregate         Cut-Off Date
          Gross                    Number of     Current Unguar.     Current Unguar.    Percentage of
        Life Floor                   Loans      Principal Balance   Principal Balance    Loan Count

 0.500 * Floor *=  1.000                 2           278,127.12            0.39               .36
 1.000 * Floor *=  1.500                49        10,284,151.45           14.41              8.86
 1.500 * Floor *=  2.000               144        22,210,577.98           31.12             26.04
 2.000 * Floor *=  2.500               152        12,405,433.40           17.38             27.49
 2.500 * Floor *=  3.000                66         4,048,929.09            5.67             11.93
 4.000 * Floor *=  4.500                 2           895,731.59            1.26               .36
 4.500 * Floor *=  5.000                14         2,852,883.52            4.00              2.53
 5.000 * Floor *=  5.500                61        11,209,796.74           15.71             11.03
 5.500 * Floor *=  6.000                54         5,940,642.96            8.32              9.76
 6.000 * Floor *=  6.500                 9         1,239,552.56            1.74              1.63
______________________________________________________________________________________________________
Total.................                 553     $ 71,365,826.41           100.00%           100.00%
======================================================================================================
* = Less Than


                                              LOAN SUMMARY STRATIFIED BY
                                                       LIFE CAP


                                                                      Percentage of
                                                                      Cut-Off Date
                                   Number of        Aggregate           Aggregate
          Gross                    Mortgage      Current Unguar.     Current Unguar.    Percentage of
         Life Cap                    Loans      Principal Balance   Principal Balance    Loan Count

       CAPLESS                         413         49,227,219.04          68.98             74.68
14.500 * CAP *= 15.000                   9          2,235,961.88           3.13              1.63
15.000 * CAP *= 15.500                  59          9,572,144.90          13.41             10.67
15.500 * CAP *= 16.000                  64          9,798,570.37          13.73             11.57
16.000 * CAP *= 16.500                   8            531,930.22           0.75              1.45
______________________________________________________________________________________________________
Total.................                 553     $   71,365,826.41         100.00%           100.00%
======================================================================================================
* = Less Than



                                      ORIGINAL AGGREGATE LOAN AMOUNTS


                                                                  Percentage of
                                                                  Cut-Off Date
        Original Aggregate         Number of  Current Unguar.    Current Unguar.    Percentage of
        Principal Balance            Loans   Principal Balance  Principal Balance    Loan Count

        0 * Balance *=    50,000         1            9,804.85         0.01               .18
   50,000 * Balance *=   100,000        19          319,200.13         0.45              3.44
  100,000 * Balance *=   150,000        56        1,833,567.77         2.57             10.13
  150,000 * Balance *=   200,000        58        2,567,089.94         3.60             10.49
  200,000 * Balance *=   250,000        67        3,789,333.18         5.31             12.12
  250,000 * Balance *=   300,000        59        4,088,167.90         5.73             10.67
  300,000 * Balance *=   350,000        49        4,012,521.63         5.62              8.86
  350,000 * Balance *=   400,000        31        2,919,071.10         4.09              5.61
  400,000 * Balance *=   450,000        29        3,116,134.01         4.37              5.24
  450,000 * Balance *=   500,000        27        3,233,516.08         4.53              4.88
  500,000 * Balance *=   550,000        23        3,020,534.15         4.23              4.16
  550,000 * Balance *=   600,000        14        2,004,578.09         2.81              2.53
  600,000 * Balance *=   650,000        23        3,633,060.72         5.09              4.16
  650,000 * Balance *=   700,000         7        1,186,998.54         1.66              1.27
  700,000 * Balance *=   750,000         7        1,283,663.36         1.80              1.27
  750,000 * Balance *=   800,000         7        1,389,180.57         1.95              1.27
  800,000 * Balance *=   850,000        12        2,480,098.75         3.48              2.17
  850,000 * Balance *=   900,000         7        1,523,772.01         2.14              1.27
  900,000 * Balance *=   950,000         5        1,580,198.39         2.21               .90
  950,000 * Balance *= 1,000,000         6        1,464,693.77         2.05              1.08
1,000,000 * Balance *= 1,100,000        11        3,354,891.32         4.70              1.99
1,100,000 * Balance *= 1,200,000         8        3,379,289.91         4.74              1.45
1,200,000 * Balance *= 1,300,000         6        3,016,008.73         4.23              1.08
1,300,000 * Balance *= 1,400,000         2        1,229,359.69         1.72               .36
1,400,000 * Balance *= 1,500,000         9        6,425,234.66         9.00              1.63
1,500,000 * Balance                     10        8,505,857.16        11.92              1.81
______________________________________________________________________________________________________
Total....................              553     $ 71,365,826.41       100.00%           100.00%
======================================================================================================
* = Less Than


                                       CURRENT AGGREGATE LOAN AMOUNTS

                                                                  Percentage of
                                                                  Cut-Off Date
        Current Aggregate          Number of  Current Unguar.    Current Unguar.    Percentage of
        Principal Balance            Loans   Principal Balance  Principal Balance    Loan Count

        0 * Balance *=    50,000         1            9,804.85         0.01               .18
   50,000 * Balance *=   100,000        20          343,810.93         0.48              3.62
  100,000 * Balance *=   150,000        55        1,808,956.97         2.53              9.95
  150,000 * Balance *=   200,000        59        2,614,399.38         3.66             10.67
  200,000 * Balance *=   250,000        66        3,742,023.74         5.24             11.93
  250,000 * Balance *=   300,000        61        4,233,790.87         5.93             11.03
  300,000 * Balance *=   350,000        47        3,866,898.66         5.42              8.50
  350,000 * Balance *=   400,000        31        2,919,071.10         4.09              5.61
  400,000 * Balance *=   450,000        30        3,225,427.21         4.52              5.42
  450,000 * Balance *=   500,000        27        3,245,701.73         4.55              4.88
  500,000 * Balance *=   550,000        22        2,899,055.30         4.06              3.98
  550,000 * Balance *=   600,000        15        2,153,974.50         3.02              2.71
  600,000 * Balance *=   650,000        22        3,483,664.31         4.88              3.98
  650,000 * Balance *=   700,000         7        1,186,998.54         1.66              1.27
  700,000 * Balance *=   750,000         8        1,471,149.28         2.06              1.45
  750,000 * Balance *=   800,000         7        1,394,054.60         1.95              1.27
  800,000 * Balance *=   850,000        12        2,497,505.80         3.50              2.17
  850,000 * Balance *=   900,000         6        1,314,005.01         1.84              1.08
  900,000 * Balance *=   950,000         5        1,580,198.39         2.21               .90
  950,000 * Balance *= 1,000,000         6        1,464,693.77         2.05              1.08
1,000,000 * Balance *= 1,100,000        11        3,354,891.32         4.70              1.99
1,100,000 * Balance *= 1,200,000         8        3,379,289.91         4.74              1.45
1,200,000 * Balance *= 1,300,000         6        3,016,008.73         4.23              1.08
1,300,000 * Balance *= 1,400,000         2        1,229,359.69         1.72               .36
1,400,000 * Balance *= 1,500,000         9        6,425,234.66         9.00              1.63
1,500,000 * Balance                     10        8,505,857.16        11.92              1.81
______________________________________________________________________________________________________
Total....................              553     $ 71,365,826.41       100.00%           100.00%
======================================================================================================
* = Less Than



                                     ORIGINAL UNGUARANTEED LOAN BALANCE


                                                                  Percentage of
                                                 Aggregate        Cut-Off Date
        Original Unguar.           Number of  Current Unguar.    Current Unguar.    Percentage of
        Principal Balance            Loans   Principal Balance  Principal Balance    Loan Count

         0 * Balance *=    25,000      20           329,004.98         0.46              3.62
    25,000 * Balance *=    50,000     113         4,330,691.58         6.07             20.43
    50,000 * Balance *=    75,000     127         7,947,467.21        11.14             22.97
    75,000 * Balance *=   100,000      79         6,823,294.13         9.56             14.29
   100,000 * Balance *=   150,000      94        11,483,060.93        16.09             17.00
   150,000 * Balance *=   200,000      43         7,259,774.19        10.17              7.78
   200,000 * Balance *=   250,000      30         6,643,800.64         9.31              5.42
   250,000 * Balance *=   300,000       4         1,098,009.00         1.54               .72
   300,000 * Balance *=   350,000       6         1,906,903.62         2.67              1.08
   350,000 * Balance *=   400,000       5         1,863,149.63         2.61               .90
   400,000 * Balance *=   450,000       3         1,312,240.06         1.84               .54
   450,000 * Balance *=   500,000       4         1,954,614.51         2.74               .72
   500,000 * Balance *=   550,000       2         1,061,394.22         1.49               .36
   550,000 * Balance *=   600,000       1           553,878.92         0.78               .18
   600,000 * Balance *=   650,000       3         1,867,450.97         2.62               .54
   650,000 * Balance *=   700,000       3         2,031,578.07         2.85               .54
   700,000 * Balance *=   750,000       6         4,393,656.59         6.16              1.08
   750,000 * Balance *= 1,000,000      10         8,505,857.16        11.92              1.81
______________________________________________________________________________________________________
Total....................              553     $ 71,365,826.41       100.00%           100.00%
======================================================================================================
* = Less Than


                                     CURRENT UNGUARANTEED LOAN BALANCE


                                                                       Percentage of
                                                    Aggregate          Cut-Off Date
       Current Unguaranteed        Number of   Current Unguaranteed   Current Unguar.    Percentage of
        Principal Balance            Loans      Principal Balance    Principal Balance    Loan Count

      0 * Balance *=  25,000            21             353,615.78           0.50              3.80
 25,000 * Balance *=  50,000           113           4,353,390.22           6.10             20.43
 50,000 * Balance *=  75,000           128           8,045,780.74          11.27             23.15
 75,000 * Balance *= 100,000            77           6,677,671.16           9.36             13.92
100,000 * Balance *= 150,000            95          11,632,457.34          16.30             17.18
150,000 * Balance *= 200,000            43           7,302,737.73          10.23              7.78
200,000 * Balance *= 250,000            29           6,451,440.69           9.04              5.24
250,000 * Balance *= 300,000             5           1,395,895.34           1.96               .90
300,000 * Balance *= 350,000             6           1,958,995.98           2.75              1.08
350,000 * Balance *= 400,000             4           1,513,170.93           2.12               .72
400,000 * Balance *= 450,000             3           1,312,240.06           1.84               .54
450,000 * Balance *= 500,000             4           1,954,614.51           2.74               .72
500,000 * Balance *= 550,000             2           1,061,394.22           1.49               .36
550,000 * Balance *= 600,000             2           1,153,334.88           1.62               .36
600,000 * Balance *= 650,000             2           1,267,995.01           1.78               .36
650,000 * Balance *= 700,000             3           2,031,578.07           2.85               .54
700,000 * Balance *= 750,000             6           4,393,656.59           6.16              1.08
750,000 * Balance *= 800,000             2           1,521,396.93           2.13               .36
800,000 * Balance *= 850,000             3           2,469,805.79           3.46               .54
850,000 * Balance *= 900,000             3           2,618,641.78           3.67               .54
900,000 * Balance *= 950,000             1             946,001.66           1.33               .18
950,000 * Balance *= 1,000,000           1             950,011.00           1.33               .18
______________________________________________________________________________________________________
Total....................              553      $   71,365,826.41        100.00%            100.00%
======================================================================================================
* = Less Than


                              GEOGRAPHICAL DISTRIBUTION OF PROPERTIES BY LOAN


                                                                  Percentage of
                                                 Aggregate        Cut-Off Date
                                   Number of  Current Unguar.    Current Unguar.    Percentage of
 State                               Loans   Principal Balance  Principal Balance    Loan Count

AK                                       1           42,902.57         0.06               .18
AL                                       8          549,988.61         0.77              1.45
AR                                       2           99,610.54         0.14               .36
AZ                                      52        6,687,620.07         9.37              9.40
CA                                     109       13,662,901.81        19.14             19.71
CO                                      25        2,187,327.47         3.06              4.52
CT                                       1          189,505.58         0.27               .18
DC                                       1           38,738.04         0.05               .18
FL                                      32        4,040,285.47         5.66              5.79
GA                                       9          685,684.24         0.96              1.63
HI                                       1          126,563.81         0.18               .18
ID                                       7          445,222.07         0.62              1.27
IL                                      17        3,279,165.63         4.59              3.07
IN                                       7        2,023,082.03         2.83              1.27
KS                                       2          112,786.16         0.16               .36
KY                                       9        1,137,808.75         1.59              1.63
LA                                       1          156,857.53         0.22               .18
MA                                       6          398,048.66         0.56              1.08
MD                                      18        1,735,306.91         2.43              3.25
MI                                       7          660,965.09         0.93              1.27
MN                                       5          287,941.07         0.40               .90
MO                                       3          375,120.61         0.53               .54
MT                                       1          153,635.25         0.22               .18
NC                                       7        1,648,504.32         2.31              1.27
NE                                       2          251,825.30         0.35               .36
NH                                       1           84,407.88         0.12               .18
NJ                                      13        1,234,963.00         1.73              2.35
NM                                       1           73,084.00         0.10               .18
NV                                       4          480,194.35         0.67               .72
NY                                      15        1,812,698.44         2.54              2.71
OH                                      20        3,617,982.24         5.07              3.62
OK                                       9        1,004,279.68         1.41              1.63
OR                                      12        1,327,879.65         1.86              2.17
PA                                      14        2,088,627.58         2.93              2.53
SC                                       7          781,017.28         1.09              1.27
SD                                       1          750,000.00         1.05               .18
TN                                       5          882,946.99         1.24               .90
TX                                      52        6,243,695.66         8.75              9.40
UT                                       2          172,389.32         0.24               .36
VA                                      17        1,490,599.17         2.09              3.07
VT                                       1           97,500.00         0.14               .18
WA                                      31        6,671,914.58         9.35              5.61
WI                                       8        1,040,764.97         1.46              1.45
WV                                       2          148,672.58         0.21               .36
WY                                       1          105,750.00         0.15               .18
Unknown                                  4          279,061.45         0.39               .72
______________________________________________________________________________________________________
Total...............                   553     $ 71,365,826.41       100.00%           100.00%
======================================================================================================


                                Excess Int. Avail. for Unguar. Portion
                                    Scaled to the Unguar. Portion
__________________________________________________________________________________________

                                Number                                         Total
             Excess               of                               WA         Current
            Interest            Loans  % Pool     WAC       WAM    Age        Balance

         Excess Int.  =  0.00%      59  17.70     9.989   264.96   1.80     $12,633,738.33
 0.00% * Excess Int. *=  0.25%       5   5.65    10.290   236.80   1.93      $4,035,164.34
 0.25% * Excess Int. *=  0.50%       6   6.48    10.391   293.83   2.21      $4,626,388.96
 0.50% * Excess Int. *=  0.75%      49  12.76    10.411   251.55   2.25      $9,102,947.34
 0.75% * Excess Int. *=  1.00%       4   2.26    10.605   267.57   1.42      $1,613,136.12
 1.00% * Excess Int. *=  1.25%       9   5.01    10.721   286.19   2.84      $3,572,456.49
 1.25% * Excess Int. *=  1.50%     132  18.77    10.511   226.88   2.16     $13,393,524.99
 1.50% * Excess Int. *=  1.75%       1    .46    10.750   298.00   2.00        $329,565.22
 1.75% * Excess Int. *=  2.00%       8    .69    10.285   268.46   1.61        $493,248.22
 2.00% * Excess Int. *=  2.25%     110  13.64    10.759   205.58   2.10      $9,733,605.84
 2.50% * Excess Int. *=  2.75%       4    .43    10.879   215.50   2.92        $304,600.42
 2.75% * Excess Int. *=  3.00%      92   9.81    10.998   152.60   2.04      $7,000,156.96
 3.25% * Excess Int. *=  3.50%       1    .10    11.130   116.00   4.00         $72,267.38
 3.50% * Excess Int. *=  3.75%      62   5.92    11.250   148.97   1.64      $4,225,755.65
 3.75% * Excess Int. *=  4.00%       2    .05    11.000   107.44    .00         $34,400.00
 4.00% * Excess Int. *=  4.25%       1    .09    11.250   115.00   5.00         $61,364.34
 4.75% * Excess Int. *=  5.00%       8    .19    11.250   118.16   2.36        $133,505.81
_______________________________________________________________________________________
Total.....                         553 100.00%  10.528    230.85   2.07     $71,365,826.41
=======================================================================================
* = Less Than


                                        UNGUARANTEED LOAN PERCENTAGE

                                                                      Percentage of
                                                    Aggregate         Cut-Off Date
                                   Number of     Current Unguar.     Current Unguar.    Percentage of
    Unguar. Percentage               Loans      Principal Balance   Principal Balance    Loan Count

15.000 * UNGR % *= 20.000               20            329,004.98           0.46              3.62
20.000 * UNGR % *= 25.000              481         43,787,048.57          61.36             86.98
25.000 * UNGR % *= 30.000               10          2,522,681.94           3.53              1.81
30.000 * UNGR % *= 35.000                9          2,976,454.29           4.17              1.63
35.000 * UNGR % *= 40.000                7          3,266,854.57           4.58              1.27
40.000 * UNGR % *= 45.000                3          1,660,850.18           2.33               .54
45.000 * UNGR % *= 50.000               12          7,678,983.44          10.76              2.17
50.000 * UNGR % *= 55.000                8          6,609,844.50           9.26              1.45
55.000 * UNGR % *= 60.000                2          1,896,012.66           2.66               .36
65.000 * UNGR % *= 70.000                1            638,091.28           0.89               .18
______________________________________________________________________________________________________
Total....................              553     $   71,365,826.41         100.00%           100.00%
======================================================================================================
* = Less Than


                                                          DEBT SERVICE COVERAGE RATIO


                                                                  Percentage of
          Debt Sevice                            Aggregate         CutOff Date
         Coverage Ratio            Number of  Current Unguar.    Current Unguar.    Percentage of
             Range                   Loans   Principal Balance  Principal Balance    Loan Count

        Dsc Ratio  =  0.00%             34        2,702,929.99         3.79              6.15
 0.00 * Dsc Ratio *=  0.50              34        4,820,435.74         6.75              6.15
 0.50 * Dsc Ratio *=  1.00              36        3,180,922.93         4.46              6.51
 1.00 * Dsc Ratio *=  1.50             265       41,174,117.28        57.69             47.92
 1.50 * Dsc Ratio *=  2.00             104       12,186,700.12        17.08             18.81
 2.00 * Dsc Ratio *=  2.50              42        3,920,711.60         5.49              7.59
 2.50 * Dsc Ratio *=  3.00              18        1,827,255.73         2.56              3.25
 3.00 * Dsc Ratio *=  3.50               9          653,036.27         0.92              1.63
 3.50 * Dsc Ratio *=  4.00               2          122,963.62         0.17               .36
 4.00 * Dsc Ratio *=  4.50               4          239,298.08         0.34               .72
 4.50 * Dsc Ratio *=  5.00               3          386,495.02         0.54               .54
 5.00 * Dsc Ratio *=  5.50               1           91,960.03         0.13               .18
 8.50 * Dsc Ratio *=  9.00               1           59,000.00         0.08               .18
_______________________________________________________________________________________________
Total.......                           553     $ 71,365,826.41       100.00%           100.00%
===============================================================================================
* = Less Than

                                   INDUSTRY CODE
_________________________________________________________________________________________

                                                         WA                Total
                                  #      %              Rem     WA        Current
      Industry Code              Loan   Pool      WAC   Term    Age       Balance

Agricultural Services               41   6.73   10.534 224.88   2.87     $4,800,059.08
Amusement, Recreation Ser            3    .55   10.370 238.53   1.14       $395,840.02
Construction - Htg, Plumb           18   4.02   10.361 229.09   2.65     $2,869,997.61
Construction - Residential           1    .06   10.750 299.00   1.00        $41,338.89
Finance, Insurance, Real             1    .07   10.500 298.00   2.00        $52,494.25
Health Services                     75   6.28   10.876 164.37   1.82     $4,478,354.54
Hotels & Motels                     29  17.68   10.560 285.20   2.16    $12,619,659.16
Insurance Agents, Brokers            3    .46   10.382 236.75   2.47       $329,421.35
Legal Services                       8   1.30   10.386 263.03   1.75       $927,526.68
Manufacturing - Chemical             6    .77   10.662 183.16   3.12       $546,468.24
Manufacturing - Electronic           1    .53   10.750 155.00   1.00       $376,430.98
Manufacturing - Food, Bvg            3   1.22   10.320 276.42   3.68       $872,025.63
Manufacturing - Industrial           5   1.14   10.278 265.57   2.54       $814,407.77
Manufacturing - Lumber              16   4.00   10.376 224.27   1.36     $2,851,700.80
Manufacturing - Textile              1    .23    9.500 297.00   3.00       $164,502.12
Manufacturing - Transport            3    .68   10.253 298.34   1.66       $483,958.96
Motion Picture                       1    .34   11.250 120.00    .00       $243,750.00
Office/Clinics - Dentist            92  13.90   10.471 204.62   1.97     $9,917,007.58
Office/Clinics - Doctor              9   1.87   10.547 271.95   2.91     $1,337,441.46
Public Transportation               10   2.25   10.512 219.37   1.69     $1,607,973.69
Real Estate Operators                4    .41   10.300 266.08   2.29       $293,042.98
Retail - Alcholic Beverag            2    .20   10.886 270.26   2.45       $144,386.54
Retail - Apparel,Acess,Fu            9   1.35   10.320 263.61   2.20       $963,214.31
Retail - Automobile                  5    .46   10.668 219.81   2.74       $331,375.90
Retail - Gasoline Svc Stn            4    .32   10.989 163.33   1.30       $231,695.62
Retail - Miscellaneous              30   4.72   10.734 189.48   2.24     $3,368,664.91
Retail - Personal & House           12   1.49   10.654 234.33   1.49     $1,065,521.17
Retail - Prepared Food              54   7.95   10.610 182.21   1.77     $5,670,285.18
Services - Auto Repair              23   3.43   10.494 242.86   2.46     $2,444,543.67
Services - Business                 21   4.55   10.233 258.89   1.70     $3,246,894.68
Services - Educ & Soc               12   2.61   10.596 253.90   2.05     $1,862,378.97
Services - Misc Repair               3    .37   10.547 260.40   2.56       $266,359.07
Services - Museums, Bus             14   3.29   10.502 258.98   1.94     $2,347,466.44
Services - Personal                 14   1.51   10.610 197.45   1.89     $1,076,514.59
Wholesal - Durable Goods             8   1.41   10.424 231.64    .90     $1,005,767.98
Wholesale - Non-Durable Goods        6   1.13   10.211 203.20    .57       $803,269.88
Wholesale Parts & Tires              2    .12   11.099 227.10   1.60        $86,050.53
To be determined                     4    .60   10.541 278.62   3.24       $428,035.18
_________________________________________________________________________________________
Total.....                         553 100.00%  10.528 230.85   2.07    $71,365,826.41
=========================================================================================

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS.

         (c)  EXHIBITS

              Exhibit No.

                1.1 Underwriting Agreement dated March 17, 1998 among The Money Store Investment Corporation, The Money Store of New York, Inc., The Money Store Inc. and Prudential Securities Incorporated, including the related Pricing Agreement.

                4.1 Pooling and Servicing Agreement dated as of February 28, 1998 among The Money Store Investment Corporation, The Money Store of New York, Inc., The Money Store Inc.
                                as Representative, and Marine Midland
                                Bank, as Trustee.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  The Money Store Investment Corporation
                                  The Money Store of New York Inc.


                                  By: /s/Michael Benoff
                                  Name: Michael Benoff
                                  Title: Senior Vice President

Dated:  April 2, 1998

                                   Schedule A

                                     State of                    IRS Employer
Registrant                           Incorporation               ID Number

The Money Store Investment           New Jersey                  22-2293019
Corporation

The Money Store of                   New York                    22-3143559
New York, Inc.

                                  EXHIBIT INDEX


EXHIBIT               DESCRIPTION OF EXHIBIT

    1.1               Underwriting Agreement dated March 17, 1998
                             among The Money Store Investment
                             Corporation, The Money Store of New York,
                             Inc., The Money Store Inc. and Prudential
                             Securities Incorporated, including the related Pricing Agreement.

    4.1               Pooling and Servicing Agreement dated as of
                             February 28, 1998 among The Money
                             Store Investment Corporation, The
                             Money Store of New York, Inc., The
                             Money Store Inc., as Representative,
                             and Marine Midland Bank, as Trustee.